Exhibit 99.1









                                               February 28, 2007



FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                             ANNOUNCES 2006 RESULTS



Leucadia National Corporation (LUK - NYSE) today announced its operating results for the year ended December 31, 2006. Net income was $189,399,000 or $.85 per diluted common share for the year ended December 31, 2006 compared to net income of $1,636,041,000 or $7.14 per diluted common share for the year ended December 31, 2005. As previously disclosed, the 2005 results included an adjustment that reduced the deferred tax asset valuation allowance and credited income tax expense by $1,135,100,000. Net income also included income of $59,630,000 or $.25 per diluted common share for 2006 and $415,701,000 or $1.80 per diluted common share for 2005 related to discontinued operations, including gain on disposal.

For more information on the Company's results of operations for 2006, please see the Company's Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the Securities and Exchange Commission today.





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           SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
           ----------------------------------------------------------
                (In thousands, except earnings per share amounts)
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

                                                                               For the Three Month                 For the Year
                                                                              Period Ended December 31,         Ended December 31,
                                                                              -------------------------         ------------------
                                                                               2006         2005             2006          2005
                                                                               ----         ----             ----          ----
                                                                                  (Unaudited)

Revenues and other income                                                   $ 176,395    $  221,261      $ 862,672     $    689,883
                                                                            =========    ==========      =========     ============

Net securities gains                                                        $  17,768    $   76,084      $ 117,159     $    208,816
                                                                            =========    ==========      =========     ============

Income (loss) from continuing operations before income
   taxes and equity in income (losses) of associated companies              $ (13,419)   $   36,307      $ 133,820     $    134,435

Income tax (benefit) provision                                                 (7,100)          771         41,771       (1,131,038)
                                                                            ---------    ----------      ---------     ------------

Income (loss) from continuing operations before equity
   in income (losses) of associated companies                                  (6,319)       35,536         92,049        1,265,473

Equity in income (losses) of associated companies, net of taxes                13,384       (57,095)        37,720          (45,133)
                                                                            ---------    ----------      ---------     ------------

Income (loss) from continuing operations                                        7,065       (21,559)       129,769        1,220,340

Income from discontinued operations, including gain
   on disposal, net of taxes                                                    4,144       279,762         59,630          415,701
                                                                            ---------    ----------      ---------     ------------

   Net income                                                               $  11,209    $  258,203      $ 189,399     $  1,636,041
                                                                            =========    ==========      =========     ============

Basic earnings (loss) per common share:
Income (loss) from continuing operations                                         $.03        $ (.10)          $.60           $ 5.66
Income from discontinued operations, including gain on disposal                   .02          1.30            .28             1.93
                                                                                 ----       -------           ----           ------
   Net income                                                                    $.05       $  1.20           $.88           $ 7.59
                                                                                 ====       =======           ====           ======

Number of shares in calculation                                               216,334       215,966        216,233          215,531
                                                                              =======      ========        =======          =======

Diluted earnings (loss) per common share:
Income (loss) from continuing operations                                         $.03       $  (.10)          $.60           $ 5.34
Income from discontinued operations, including gain on disposal                   .02          1.30            .25             1.80
                                                                                 ----       -------           ----           ------
   Net income                                                                    $.05       $  1.20           $.85           $ 7.14
                                                                                 ====       =======           ====           ======

Number of shares in calculation                                               216,707       215,966        231,885          231,274
                                                                              =======       =======        =======          =======






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